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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-06
                             POOL PROFILE (1/14/99)
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
                                           ------------------         --------
                                                 BID                  TOLERANCE
                                           ------------------         --------
AGGREGATE PRINCIPAL BALANCE           $175,000,000                (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                 1-Feb-99
INTEREST RATE RANGE                5.875% - 7.625%
GROSS WAC                                    6.69%             (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                25 bps
MASTER SERVICING FEE                       1.7 bps
WAM (in months)                                359             (+/- 2 month)

WALTV                                          78%             (maximum 81%)

CALIFORNIA %                                   17%             (maximum 20%)
SINGLE LARGEST ZIP CODE CONCENTRATION           2%              (maximum 4%)

AVERAGE LOAN BALANCE                      $350,246        (maximum $360,000)
LARGEST INDIVIDUAL LOAN BALANCE         $1,000,000      (maximum $1,500,000)

CASH-OUT REFINANCE %                            0%              (maximum 2%)

PRIMARY RESIDENCE %                           100%             (minimum 97%)

SINGLE-FAMILY DETACHED %                       95%             (minimum 92%)

FULL DOCUMENTATION %                           31%             (minimum 28%)                   0.98  1.03E+08  1.01E+08
                                                                                               0.85  84596335  71906885
UNINSURED > 80% LTV %                          17%             (maximum 20%)                         1.88E+08  1.73E+08
                                                                                                               0.921487
TEMPORARY BUYDOWNS                              0%              (maximum 2%)

WEIGHTED AVERAGE FICO SCORE                    735             (minimum 732)

     THE INFORMATION CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------
    (1) All dollar mounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-06
                               PRICING INFORMATION
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    RATING AGENCIES                             TBD by Norwest

    PASS THRU RATE                                       6.00%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.10%

    PRICING DATE                                     14-Jan-99

    FINAL STRUCTURE DUE DATE                         08-Feb-99         9:00 AM

    SETTLEMENT DATE                                  25-Feb-99

    ASSUMED SUB LEVELS                                     AAA         3.200%
                                                            AA         2.000%
                                                             A         0.850%
                                                           BBB         0.550%
                                                            BB         0.250%
                                                             B         0.150%





   NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-06. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



    NASCOR CONTACTS                           Brad Davis (301)846-8009
                                              Lori Fountain (301)846-8185